Class N Shares (LIONX)

Class I Shares (LIOTX)

(a series of Northern Lights Fund Trust III)

Supplement dated February 22, 2021 to

the Prospectus and Statement of Additional Information dated February 1, 2021

Effective immediately, Class I shares of the Issachar Fund (the “Fund”) are available for purchase.

Accordingly, all references to the Fund’s Class I shares being unavailable for purchase in the Prospectus and Statement of Additional Information are deleted in their entirety.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated February 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-787-8355.

Please retain this Supplement for future reference.